國家通訊傳播委員會
National Communications Commission

電信事業登記證明

字號：電管字第N110000012號

一、電信事業名稱：愛爾康資料處理股份有限公司

二、代表人姓名：徐志明

三、公 司 地 址：臺北市內湖區內湖路一段120巷13號

四、資　本　額：新臺幣 500,000,000元整

五、登 記 日 期：民國110年5月25日

證照用

主任委員 陳耀祥

中華民國110年5月25日

序號 1201337